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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

    CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

November 8, 2001

THE WALT DISNEY COMPANY
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OF JURISDICTION OF INCORPORATION)

1-11605 (COMMISSION FILE NUMBER)	95-4545390 (IRS EMPLOYER IDENTIFICATION NO.)
500 South Buena Vista Street, Burbank, California (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	91521 (ZIP CODE)

(818) 560-1000
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not applicable
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events and Regulation FD Disclosure.

    Earnings Release. On November 8, 2001, the Registrant issued a press release reporting financial results and earnings for the Registrant's 2001 fiscal year, which ended September 30, 2001. A copy of the press release is filed herewith as Exhibit 99(a).

    Conference Call Presentations. Also on November 8, 2001, the Registrant held a telephonic and Webcast conference call concerning the earnings release during which presentations were made by Michael D. Eisner, Chairman of the Board and Chief Executive Officer; Robert A. Iger, President and Chief Operating Officer; and Thomas O. Staggs, Senior Executive Vice President and Chief Financial Officer of the Registrant. A copy of the text of this presentation is filed herewith as Exhibit 99(b).

    Pro Forma Worksheet. On November 8, the Registrant made available a worksheet reflecting the impact of the new Statement of Financial Accounting Standard No. 142 on the Registrant's fiscal 2001 quarterly income statements. This standard eliminates the amortization of goodwill and certain other intangible assets. The Registrant will adopt this new standard as part of its fiscal 2002 reporting. The worksheet is filed herewith as Exhibit 99(c).

    The Registrant believes that certain statements in the earnings release and the presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Registrant's filings with the U.S. Securities and Exchange Commission, including the Registrant's annual report on Form 10-K for the year ended September 30, 2000.

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits
	99(a)	Press release of the Registrant dated November 8, 2001.
	99(b)	Text of conference call presentations by executives of the Registrant on November 8, 2001.
	99(c)	Pro forma worksheet reflecting the impact of Statement of Financial Accounting Standard No. 142 on the Registrant's fiscal 2001 quarterly income statements.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY
By:	/s/ DAVID K. THOMPSON David K. Thompson Senior Vice President Assistant General Counsel

Dated: November 8, 2001

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FORM 8-K
Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURE